FRANKLIN LIMITED DURATION INCOME TRUST One Franklin Parkway San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST
ANNOUNCES FINAL RESULTS OF TRANSFERABLE RIGHTS OFFERING

San Mateo, CA., February 23, 2022 – FRANKLIN LIMITED DURATION INCOME TRUST [NYSE American: FTF] [CUSIP 35472T101] (“FTF” or the “Fund”) today announced the final results of its transferable rights offering (the “Offer”), which resulted in the issuance of approximately 10,250,000 common shares.  The final subscription price for the common shares to be issued was $7.61, which was equal to 90% of the Fund’s net asset value per common share at the close of trading on the NYSE American on February 17, 2022.  The Offer was over-subscribed.  The gross proceeds of the Offer are expected to be approximately $78 million. The common shares subscribed for will be issued after completion of the pro rata allocation of the over-subscription shares, if any, and receipt of all shareholder payments. The common shares are expected to be issued on or about February 24, 2022.

A copy of the Fund's current Report to Shareholders may be requested by contacting Franklin Templeton’s Fund Information Department at 1-800/DIAL BEN® (1-800-342-5236) or by visiting franklintempleton.com. All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the fund’s share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund is actively managed, but there is no guarantee that the manager's investment decisions will produce the desired results. For portfolio management discussions, including information regarding the Fund’s investment strategies, please view the most recent Annual or Semi-Annual Report to Shareholders which can be found at franklintempleton.com or sec.gov.

Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and accompanying prospectus contain this and other information about the Fund and should be read carefully before investing. Copies of the prospectus supplement and accompanying prospectus and other documents the Fund has filed with the Securities and Exchange Commission may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and over $1.5 trillion in assets under management as of January 31, 2022. For more information, please visit franklintempleton.com.

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